UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 17, 2007

AMERICAN ECOLOGY CORPORATION
 (Exact name of registrant as specified in its charter)

DELAWARE	0-11688	95-3889638
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Lakepointe Centre I, 300 E. Mallard Drive, Suite 300 Boise, Idaho	83706
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (208) 331-8400

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02(c)  Appointment of Principal Officers.

On May 17, 2007 the Board of Directors of American Ecology Corporation approved the promotion, effectively immediately, of Jeffrey R. Feeler to the position of Chief Financial Officer.

Mr. Feeler, 37, joined AEC in 2006 as Vice President, Controller, Chief Accounting Officer, Treasurer and Secretary. He previously held financial and accounting management positions with MWI Veterinary Supply, Inc., Albertson’s, Inc. and Hewlett-Packard Company. From 1993 to 2002, he held various accounting and auditing positions, most recently as a Senior Manager for PricewaterhouseCoopers LLP. Mr. Feeler is a Certified Public Accountant and holds a BBA of Accounting and a BBA of Finance from Boise State University.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AMERICAN ECOLOGY CORPORATION
(Registrant)

Date: May 18, 2007

By:/S/ Jeffrey R. Feeler
Jeffrey R. Feeler
Vice President & Chief Financial Officer

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